Exhibit 99.3

COVER-ALL TECHNOLOGIES INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 30, 2011 (the “Closing Date”), Cover-All Systems, Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of Cover-All Technologies Inc., a Delaware corporation (the “Registrant”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ho’ike Services, Inc., dba BlueWave Technology, a Hawaii corporation (“Seller”). Under the terms of the Purchase Agreement, the Company purchased from Seller certain of the assets (excluding working capital) (the “Assets”) and assumed certain liabilities (the “Assumed Liabilities”) of Seller’s business of developing and servicing enterprise claims management software for use in the property and casualty insurance industry, including for use by property and casualty insurance companies, third party administrators, managing general agents, self-insured employers and state funds, and providing certain services related thereto (the “Business”), which Business Seller had marketed under the name “PipelineClaims” (the “Acquisition”).

The purchase price for the Assets, in addition to the assumption by the Company of the Assumed Liabilities, consists of the following: (i) $1,100,000 in cash (subject to adjustment) on the Closing Date, (x) $635,821 of which (net of adjustments for certain prepayments to Seller and other prorations) was paid in cash to Seller, and (y) $400,000 of which was deposited into an escrow account to be held and distributed by an escrow agent pursuant to the terms of an escrow agreement to secure possible future indemnification claims and certain other post-closing matters in favor of the Company; and (ii) up to an aggregate of $750,000 in an earnout, which earnout shall be based upon the performance of the Business in the five (5) years following the closing of the Acquisition. More particularly, for each of the five (5) years following the closing of the Acquisition, Seller will be entitled to receive an amount equal to ten percent (10%) of the Pipeline Claims Free Cash Flow (as such term is defined in the Purchase Agreement) but in no event will the Company be required to pay to Seller in excess of $750,000 in the aggregate for the 5-year period.

The Company's business decision for the Acquisition was based largely on a significant savings in both time and expense compared to building a claims solution internally from scratch. The Acquisition included an enterprise claims management system, an existing support staff, and customers. The time and expense required to develop and build these assets and capabilities internally would likely far exceed the price paid for the Acquisition, thus delivering immediate value to the Company and the Registrant's shareholders. The Company believes the acquired enterprise claims management software is a significant and necessary component of the Company’s announced strategy to provide a full suite of software for the property and casualty industry.

As prescribed by Securities and Exchange Commission guidelines, the following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Cover-All Technologies Inc. and Pipeline Claims dba BlueWave Technology after giving effect to the Acquisition, and the assumptions, and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial data to give effect to pro forma events that are, based upon available information and certain assumptions, (i) directly attributable to the Acquisition, (ii) factually supportable and reasonable under the circumstances, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined balance sheet as of September 30, 2011 is presented as if the Acquisition had occurred on September 30, 2011. The unaudited pro forma combined statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 is presented as if the Acquisition had occurred on January 1, 2010 with recurring Acquisition-related adjustments reflected in 2010 and 2011.

The following unaudited pro forma condensed combined financial statements are prepared for illustrative purposes only and are not necessarily indicative of or intended to represent the results that would have been achieved had the Acquisition been consummated as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies, associated cost savings or additional costs that we may achieve with respect to the combined companies.

The unaudited pro forma condensed combined financial statements should be read in conjunction with Cover-All Technologies Inc. historical financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2010 and the historical financial statements of Pipeline Claims dba BlueWave Technology for the year ended December 31, 2010 (Exhibit 99.1 to this Form 8-K/A), and other information pertaining to Cover-All Technologies Inc. and Pipeline Claims dba BlueWave Technology contained in this Form 8-K/A.

COVER-ALL TECHNOLOGIES INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2011 UNAUDITED

	HISTORICAL COVER-ALL TECHNOLOGIES INC.	HISTORICAL PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY	Notes	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED
Assets
Current Assets:
Cash and Cash Equivalents	$3,701,284	$743,888	(a)	$(1,035,821)	$2,665,463
			(b)	(743,888)
Accounts Receivable	2,642,951	16,250	(b)	(16,250)	2,642,951
Prepaid Expenses	762,756	8,947	(a)	13,163	775,919
			(b)	(8,947)
Deferred Tax Asset	800,000	—		—	800,000

Total Current Assets	7,906,991	769,085		(1,791,743)	6,884,333

Property and Equipment — Net	309,564	—	(a)	10,658	320,222
Goodwill and Intangible Assets — Net	1,217,311	—	(a)	182,000	1,399,311
Capitalized Software	8,108,958	—	(a)	830,000	8,938,958
Deferred Tax Asset	2,467,500	—		—	2,467,500
Other Assets	217,991	—		—	217,991
Total Assets	$20,228,315	$769,085		$(769,085)	$20,228,315

Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	$280,670	$62,676	(b)	(62,676)	$280,670
Note Payable	300,000	—		—	$300,000
Accrued Expenses Payable	609,077	72,625	(b)	(72,625)	$609,077
Taxes Payable	37,385	—		—	$37,385
Deferred Charges	52,545	—		—	$52,545
Unearned Revenue	2,141,585	21,667	(b)	(21,667)	$2,141,585

Total Current Liabilities	3,421,262	156,968		(156,968)	3,421,262

Long Term Liabilities
Deferred Charges	4,379	—		—	4,379
Total Liabilities	3,425,641	156,968		(156,968)	3,425,641
Commitments and Contingencies
Stockholders' Equity
Common Stock, $.01 Par Value, Authorized 75,000,000 Shares; 25,604,465 Shares Issued and Outstanding	256,045	—		—	256,045

Paid-In Capital	30,703,879	7,489,305	(b)	(7,489,305)	30,703,879

Accumulated Deficit	(14,157,250)	(6,877,188)	(b)	6,877,188	(14,157,250)

Treasury Stock
Total Stockholders' Equity	16,802,674	612,117		(612,117)	16,802,674
Total Liabilities and Stockholders' Equity	$20,228,315	$769,085		$(769,085)	$20,228,315

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

COVER-ALL TECHNOLOGIES INC.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010 UNAUDITED

	HISTORICAL COVER-ALL TECHNOLOGIES INC. AUDITED	HISTORICAL PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY AUDITED	Notes	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED
Revenue	$17,456,825	$1,110,043		$—	$18,566,868
Expenses
Costs of Revenues	10,817,331	6,253	(a)	276,672	11,100,256
Sales and Marketing	1,423,656	125,646		—	1,549,302
General and Administrative	1,901,673	951,865	(b)	69,122	2,922,660
Acquisition Costs	285,240	—		—	285,240
Research and Development	847,496	1,974,068		—	2,821,564
Operating Income	2,181,429	(1,947,788)		(345,794)	(112,153)

Other (Income) Expense
Interest Expense	18,740	—		—	18,740
Interest Income	(8,687)	—		—	(8,687)
Other Income	(43,477)	—		—	(43,477)
Income (Loss) Before Income Taxes	2,214,853	(1,947,788)		(345,794)	(78,729)

Income Tax (Benefit)	(736,933)	(750,598)			(1,487,531)
Net Income (Loss)	$2,951,786	$(1,197,190)		$(345,794)	$1,408,802

Basic Earnings Per Common Share	0.12	—		—	0.06
Diluted Earnings Per Common Share	0.12	—		—	0.06

Weighted Average Number of Common Shares Outstanding for Basic Earnings Per Common Share (#)	24,828,000	—		—	24,828,000
Weighted Average Number of Common Shares Outstanding for Diluted Income Earnings Per Common Share (#)	25,590,000	—		—	25,590,000

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

COVER-ALL TECHNOLOGIES INC.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 UNAUDITED

	HISTORICAL COVER-ALL TECHNOLOGIES INC.	HISTORICAL PIPELINE CLAIMS D/B/A BLUEWAVE TECHNOLOGY	Notes	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED
Revenue	$13,576,984	$271,617		$—	$13,848,601
Expenses
Costs of Revenues	9,083,630	3,500	(a)	207,504	9,294,634
Sales and Marketing	1,324,315	87,099		—	1,411,414
General and Administrative	1,493,591	908,152	(b)	51,842	2,453,585
Research and Development	465,470	892,754		—	1,358,224
Operating Income	1,209,978	(1,619,888)		(259,346)	(669,256)

Other (Income) Expense
Interest Expense	14,147	—		—	14,147
Interest Income	(3,139)	—		—	(3,139)
Other Income	(14,682)	1		—	(14,681)
Income (Loss) Before Income Taxes	1,213,652	(1,619,889)		(259,346)	(665,583)

Income Tax (Benefit)	37,385	(448,831)			(411,446)
Net Income (Loss)	$1,176,267	$(1,171,058)		$(259,346)	$(254,137)

Basic Earnings Per Common Share	0.05	—		—	(0.01)
Diluted Earnings Per Common Share	0.05	—		—	(0.01)

Weighted Average Number of Common Shares Outstanding for Basic Earnings Per Common Share (#)	25,220,000	—		—	25,220,000
Weighted Average Number of Common Shares Outstanding for Diluted Income Earnings Per Common Share (#)	26,117,000	—		—	26,117,000

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

COVER-ALL TECHNOLOGIES INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1		Basis of Presentation

The unaudited pro forma condensed combined financial information has been compiled from underlying financial statements prepared in accordance with U.S. GAAP and reflects the acquisition of Pipeline Claims dba BlueWave Technology by Cover-All Systems, Inc. (the "Company") a Delaware corporation and wholly-owned subsidiary of Cover-All Technologies Inc. (“Cover-All Technologies Inc.” or the “Registrant”) (the “Acquisition”). The underlying financial information of Cover-All Technologies Inc. has been derived from the audited financial statements of Cover-All Technologies Inc. included in its Annual Report on Form 10-K as well unaudited information from Form 10-Q for the period ended September 30, 2011, both filed with the SEC. The underlying financial information for Pipeline Claims dba BlueWave Technology has been derived from the audited financial statements of Pipeline Claims dba BlueWave Technology as of and for the years ended December 31, 2010 and 2009 included in Exhibit 99.1 in this Form 8-K/A as well as unaudited interim financial information for the nine months ended September 30, 2011 included in Exhibit 99.2 to this Form 8-K/A.

The unaudited pro forma condensed combined financial information assumes that the Acquisition had been completed on January 1, 2010 and on September 30, 2011 for the unaudited pro forma condensed combined statement of operations and for the unaudited pro forma condensed combined balance sheet, respectively.

This unaudited pro forma condensed combined financial information is not intended to reflect the financial position and results of operations which would have actually resulted had the Acquisition been effected on the dates indicated. Further, the pro forma results of operations are not necessarily indicative of the results of operations that may be obtained in the future.

Note 2		Summaries of Significant Accounting Policies

The unaudited pro forma condensed combined financial information has been prepared in a manner consistent with the accounting policies adopted by Cover-All Technologies Inc.

Note 3		Pro Forma Adjustments to the Balance Sheet as of September 30, 2011 Resulting from the Acquisition

	(a)	On December 30, 2011 the Acquisition was valued at $1,035,821. As a result of this Acquisition, the Company acquired the following assets:

Prepaid expense	$13,163
Equipment	10,658
Customer List	182,000
Software	830,000
Total	$1,035,821

The above amounts represent the allocation of the purchase price based on the asset valuation which occurred during March 2012.

	(b)	Are adjustments made to reflect assets and liabilities that were not part of the Acquisition and therefore not included in pro forma condensed combined balance sheet.

Note 4		Pro Forma Adjustments to the Statement of Operations for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 Resulting from the Acquisition

	(a)	Amortization expense of the acquired software asset of $60,672 and $45,504 was recorded in the condensed combined pro forma statements of operations in 2010 and 2011, respectively.

(b)

Amortization expense of the acquired customer list of $60,672 and $45,504 and equipment depreciation expense of $8,450 and $6,338 were recorded in the condensed combined pro forma statements of operations in 2010 and 2011, respectively.